Operating Leases	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Operating Leases
14.	Operating Leases

Charters-in

As at December 31, 2013, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in vessels will be approximately $4.4 million (2014) and $0.2 million (2015). The Company recognizes the expense from these charters, which is included in time-charter hire expense, on a straight-line basis over the firm period of the charters.

Charters-out

As at December 31, 2013, 13 of the Company’s vessels operated under fixed-rate time charter contracts with the Company’s customers, of which six contracts are scheduled to expire in 2014, four contracts are scheduled to expire in 2015 and three time-charter contracts are scheduled to expire in 2016. As at December 31, 2013, minimum scheduled future revenues to be received by the Company under time charters then in place were approximately $113.3 million, comprised of $72.4 million (2014), $32.7 million (2015) and $8.2 million (2016). The carrying amount of the vessels employed on operating leases at December 31, 2013, was $431.1 million (2012 - $455.9 million). The cost and accumulated depreciation of the vessels employed on operating leases as at December 31, 2013 were $598.1 million (2012- $645.6 million) and $167.0 million (2012 – $189.7 million), respectively.

The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2013, revenue from unexercised option periods of contracts that existed on December 31, 2013, or variable or contingent revenues. In addition, minimum scheduled future revenues presented above have been reduced by estimated off-hire time for period maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.